Exhibit 99.1
US Airways Group Common Stock to Be Resold by Eastshore Aviation
TEMPE, Ariz., May 31 /PRNewswire-FirstCall/ — US Airways Group, Inc. (NYSE: LCC — News) announced today that one of its stockholders, Eastshore Aviation, LLC, has agreed to sell 3,050,000 shares of US Airways Group, Inc.’s common stock in an underwritten secondary offering. US Airways Group, Inc. will not receive any of the proceeds from the offering.
Goldman, Sachs & Co. acted as the underwriter for the offering. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction. The shares offered by Eastshore Aviation, LLC are registered pursuant to US Airways Group, Inc.’s shelf registration statement which was previously filed with, and declared effective by, the Securities and Exchange Commission. This information does not purport to be a complete description of these securities or the offering. Please refer to the prospectus for a complete description.
The offering is being made by means of a prospectus supplement and an accompanying base prospectus, copies of which can be obtained from your Goldman Sachs sales person or Goldman, Sachs & Co., 85 Broad Street, New York, NY 10004 Attention: Prospectus Department
(212-902-9316) or by emailing prospectus-ny@ny.email.gs.com.
The new US Airways is the fifth largest domestic airline employing nearly 35,000 aviation professionals. US Airways, US Airways Shuttle and US Airways Express operate approximately 3,800 flights per day and serve more than 230 communities in the U.S., Canada, Europe, the Caribbean and Latin America. This press release and additional information on US Airways can be found at www.usairways.com or www.americawest.com. (LCCG)
Forward-Looking Statements:
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding the outlook of US Airways Group, Inc. (the Company), expected fuel costs, the revenue and pricing environment, and expected financial performance. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings and US Airways Group, including future financial and operating results, the combined companies’ plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the ability of the Company to obtain and maintain any necessary financing for operations and other purposes (including compliance with financial covenants); the ability of the Company to maintain adequate liquidity; the impact of changes in fuel prices; the impact of economic conditions; changes in prevailing interest rates; the ability to attract and retain qualified personnel; the ability of the Company to attract and retain customers; the ability of the Company to obtain and maintain commercially reasonable terms with vendors and service providers; the cyclical nature of the airline industry; competitive practices in the industry, including significant fare restructuring activities by major airlines; labor costs; security-related and insurance costs; weather conditions; government legislation and regulation; relations with unionized employees generally and the impact and outcome of the labor negotiations; the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events; the impact of the resolution of remaining claims in US Airways Group’s Chapter 11 proceedings; the ability of the Company to fund and execute its business plan following the Chapter 11 proceedings and the merger; and other risks and uncertainties listed from time to time in the companies’ reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Quarterly report on Form 10-Q for the quarter ended March 31, 2006 and in the filings of the Company with the SEC, which are available at www.usairways.com.